                                                                  EXHIBIT 99(E)

                         NOTICE OF GUARANTEED DELIVERY

 For Offer for all (but not less than 51%) of the Outstanding Shares of Common
                                   Stock of

                        The Americas Growth Fund, Inc.

              on the basis of .431 Share of Common Stock of

                      JWCharles Financial Services, Inc.

                    for each Share of Common Stock of

                        The Americas Growth Fund, Inc.
                                      by

                      JW CHARLES FINANCIAL SERVICES, INC.
                   (Not to be Used for Signature Guarantees)

  As set forth in "The Exchange Offer--Procedure for Tendering AGRO Shares" in
the Prospectus, dated             , 1997 (the "Prospectus"), this form or one
substantially equivalent hereto must be used to accept the Offer (as defined below) if (i) certificates for shares of common stock, par value $.01 per share (the "AGRO Shares"), of The Americas Growth Fund, Inc., a Maryland corporation, are not immediately available, (ii) the certificates and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution (as defined in the Prospectus). See "The Exchange Offer--Procedure for Tendering AGRO Shares" in the Prospectus.

                     The Exchange Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

           By Mail:               By Facsimile Transmission    By Hand or Overnight Courier:
                                 (for Eligible Institutions
        40 Wall Street                      Only)                     40 Wall Street
          46th Floor                   (718) 921-8334                   46th Floor
   New York, New York 10005                                      New York, New York 10005

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to JWCharles Financial Services, Inc., a Florida corporation, upon the terms and subject to the conditions set forth in
the Prospectus, dated                    , 1997, and in the related Letter of
Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of AGRO Shares shown in the box below pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer-- Procedure for Tendering AGRO Shares" in the Prospectus.

Number of Shares: ___________________

Certificate Nos. (If Available):

                                          Name(s) of Record Holder(s):

_____________________________________

                                          _____________________________________

_____________________________________

                                          _____________________________________
Check one box if Shares will be           Please Print
tendered by                               _____________________________________
 book-entry transfer:

                                          Address
[_] The Depository Trust Company

[_] Philadelphia Depository Trust Company _____________________________________

                                                                       Zip Code


                                          _____________________________________

                                          Company Area Code and Tel. No.:


                                          _____________________________________

                                          Area Code and Tel. No.:


Account Number: _____________________

                                          _____________________________________

Dated: ________________________, 1997

                                          Signature(s):

                                          _____________________________________

                                          _____________________________________

                    THE GUARANTEE BELOW MUST BE COMPLETED.
                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  The undersigned, a financial institution which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, guarantees (a) that the above named person(s) has (have) a "net long position" in the AGRO Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) to deliver to the Exchange Agent, at one of its addresses set forth above, certificates representing the AGRO Shares tendered hereby ("Share Certificates"), in proper form for transfer, or confirmation of book-entry transfer of such AGRO Shares into the Exchange Agent's accounts at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof), or an Agent's Message (as defined in the Prospectus) in the case of book-entry transfer, and any other documents required by the Letter of Transmittal, within three American Stock Exchange trading days after the date of the execution hereof.

_____________________________________     _____________________________________
Name of Firm                              Authorized Signature


_____________________________________     _____________________________________
Address

                                          Title

_____________________________________     Name: _______________________________
                             Zip Code

                                              Please Print

_____________________________________     Date: _________________________, 1997
Area Code and Telephone No.


       NOTE: DO NOT SEND CERTIFICATES FOR AGRO SHARES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.